UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C 20549

                           FORM 8-K/A 2

                  Current Report Pursuant to
                     Section 13 or 15(d) of
             the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported)     April 25, 1996

                  First Entertainment, Inc.
   (Exact name of registrant as specified in its charter.)
        Colorado                 0-15435           84-0974303
(State or other jurisdiction of  (Commission      (I.R.S. Employer
incorporated or organization)                     File No.)
Identification No.)

                 1380 Lawrence Street, Suite 1400
                     Denver, Colorado 80204
      (Address of principal executive offices zip code)
                         (303) 592-1235
     (Registrant's telephone number, including area code)
                            FORM 8-K
                         CURRENT REPORT
                 Pursuant to Section 13 or 15(d)
                 of the Securities Act of 1934

Item 1. Changes in Control of Registrant.
         See Item 5

Item 2. Acquisition or Disposition of Assets.
         See Item 5

Item 3. Bankruptcy or Receivership.
         Not Applicable

Item 4. Changes in Registrant's Certifying Accountant
         Not Applicable

Item 5. Other Events
The Registrant has acquired certain assets from Balzac, Inc. ("Balzac"), a private company which manufactures and distributes toys, including a product line of toy balls. These assets consist of inventory and contract rights. These rights consist of the following: 1.Atlanta Distributorship for the Olympics; 2. Jason Carson Employment Agreement; 3. Interest in the Joseph Gabriel Secrets of Magic; 4. Distributor of Balzac, Inc. in Japan (Per Mitsui Agreement); 5. The World of Balzac animated TV show, as presently covered by the Second City Agreement; and, 6. Five additional Balzac venues, the locations to be determined by Balzac over the next 18 months.

In exchange for the inventory and the above-mentioned rights, The Registrant has issued 1,100,000 shares of the Registrant's restricted Common Stock. Further, in consideration of the acquisition, the Registrant agreed to grant: a stock option to Balzac to purchase 750,000 common shares of the Registrant at a price of $11.00, exercisable for a period of five years from the date of grant; and, a stock option to Balzac to purchase 750,000 common shares of the Registrant at a price of $19.00, exercisable for a period of five years from the date of the grant. In addition, the Registrant and Balzac agreed to negotiate additional stock options for Balzac to purchase 750,000 common shares of the Registrant at a price of $28.00 and to purchase 750,000 common shares of the Registrant at a price of $38.00, at such time and upon such terms and conditions as the parties may mutually agree. Registrant agreed that it will not enter into any agreement, including but not limited to the dilution of its common shares, or any other action that may materially affect the common shares of the Registrant without first odtaining the written consent of Balzac, which consent shall not be unreasonable withheld.
If and whenever additional common shares shall be issued by the Registrant, then the number of common shares subject to the options herein shall be proportionately adjusted so that Balzac's relative position in the Registrant will not be diluted. finally, as a part of this Agreement, Balzac shall have the right to name two persons to the Registrant's Board of Directors as long as Balzac owns any common sharesin the Registrant. In addition, the Company acquired an exclusive license agreement for the sale of Balzac products in Australia for $800,000. The $800,000 is payable over five years based upon a formula of 60% of net profits from the sale of Balzac products.

Item 6. Resignation of Registant's Directors.
As a part of the Agreement discussed herein, Mr Harvey
Rosenburg has tendered his resignation from the Board of Directors. A copy of his resignation is attached hereto.
As of the date of this filing, the vacancy has not been filled.
Further, Balzac has not named any Director to the Registrant's
Board of Directors.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

The following proforma balance sheet assumes that the assets acquired in Item 5 above had been acquired on March 29, 1996.

The following table represents the Balance Sheet of the Registrant as of March 29, 1996 as if the acquistions described in item 5 had occured on March 29, 1996.

Proforma Balance Sheet
Post Balance Sheet Acquisitions
           March 29,  Acquisition              BALZAC
             1996     Radio Station   Inventory   Rights   Australia
           Historical    Property
Assets
Cash               $79,923
Trade accts.
Rec.                83,413
Acct. Rec
Other              160,537
Acct. Rec.
Related                  0
Inventory           23,762                1,000,000
Other
Current
Asset               18,629
                   -------
Total
Current
Assets             366,264
Property
and
Equipment        2,495,687    425,000
Accum.
Deprn           (2,158,108)
Invest-
ments                    0
License
and
Goodwill
(net)              876,811
Other
Intangibles              0                            600,000  800,000
Other Non-
Current
Asset               (2,049)
          ----------------------------------------------------------
Total
Asset           $1,578,605   $425,000   $1,000,000   $600,000 $800,000
                ======================================================
Liabil-
ities and
Stock-
holder's
Equity
Notes
Payable
and
Current
Portion
of LTD            $855,783
Notes
Payable,
Related
Party               13,167
Accounts
Payable             69,188
Accured
Interest           309,237
Accured
Liabil-
ities               62,758
Accured
Liabil-
ities
Related
Parties                  0
Net
Liabil-
ities
of Dis-
continued
Operations               0
                ----------
Total
Current
Liabil-
ities            1,310,133
Long
Term Dept           61,042      150,000                       800,000
                 ---------
Total
Liabil-
ites             1,371,175      150,000                     0  800,000

Preferred
Stock                  242          275
Common
Stock               20,745                    4,000    4,800
APIC            11,264,363       274,725    996,000  595,200
Retained
Earnings       (10,375,781)
Defered
Compensation      (217,315)
Treasury
stock             (484,824)
               ------------
Total
Stockholders
Equity
(Deficit)          207,430      275,000   1,000,000   600,000
              ----------------------------------------------------------
                $1,578,605     $415,000  $1,000,000  $600,000 $800,000

                            Indian            Proforma Balance
                            Japan                  12/31/95
Assets
Cash                                                    $79,923
Trade Accounts Rec.                                      83,413
Trade Rec. Other                                        160,537
Acct. Rec. Related                                            0
Inventory                                             1,023,762
Other Current Assets                                     18,629
Total Current Assets                                    366,264
Property and Equipment                                2,920,687
Accum Deprn.                                         (2,158,108)
Investments                                                   0
License and Goodwill                                    876,811
Other Intangibles               300,000               1,700,000
Other Noncurrent Assets                                  (2,049)
                                 -------------------------------
Total Assets                   $300,000              $4,403,605

TotaLiabilities and
Stockholders Equity
Notes Payable and
Current Portion of LTD                                 $855,783
Notes Payable, Related
Party                                                    13,167
Accounts Payable                                         69,188
Accrued Interest                                        309,237
Accrued Liabilities                                      62,758
Accrued Liabilities
Related Parties                                               0
Net Liabilities of
Discontinued Operations                                       0
Total Current Liabiliti                               1,310,133
Long Term Debt                                        1,011,042
Total Liabilities                                     2,321,175

Preferred Stock                    300                      817
Common Stock                                             29,545
APIC                           299,700               13,429,988
Retained Earnings                                   (10,375,781)
Defered Compensation                                   (217,315)
Treasury Stock                                         (484,824)
                                                     -----------
Total Stockholders
Equity (Deficit)               300,000                2,382,430
                           ------------------------------------
Total Liab. and
Stockholders Equity           $300,000               $4,403,605
                            ====================================

Item 8. Change in Fiscal Year.
             Not Applicable

                            SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly autorized.

     FIRST ENTERTAINMENT, INC.
                                           By:A.B. Goldberg
                                              A.B. Goldberg President
Dated: April 19, 1996
</TEXT